Acquisition of Pershing Gold Corporation (Schedule of Consideration Paid) (Details) - Pershing Gold Corporation [Member] $ / shares in Units, $ in Thousands	Apr. 03, 2019 USD ($) shares $ / shares
Disclosure of detailed information about business combination [line items]
Non-diluted Pershing Gold common shares outstanding, April 3, 2019 | shares	33,686,921
Implicit share exchange ratio | shares	0.715
The Company's common shares exchanged for Pershing Gold common shares | shares	24,085,928
The Company's common share price, April 3, 2019 (USD) | $ / shares	$ 1.55
Total common share consideration	$ 37,418
Consideration on the exchange of Pershing Gold for the Company's equity instruments:
Preferred shares exchanged for common shares	383
Preferred shares exchanged for preferred shares	5,714
Restricted share units exchanged for common shares	803
Warrants exchanged for warrants	1
Total equity consideration	44,319
Pre-existing convertible loan from the Company to Pershing Gold	2,913
Total consideration	$ 47,232